SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ----------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): March 10, 2000

                        INTERVEST BANCSHARES CORPORATION
                        ---------------------------------
             (Exact Name of Registrant as Specified in its Charter)


     Delaware                        000-23377                  13-3699013
-----------------------       -------------------------      -----------------
(State or other jurisdiction   (Commission File Number)        (IRS Employer
    of incorporation)                                     Identification Number)


        10 Rockefeller Plaza (Suite 1015), New York, New York 10020-1903
       ------------------------------------------------------------------
               (Address of principal executive offices) (zip code)


                                 (212) 218-2800
                       ----------------------------------
              (Registrant's telephone number, including area code)




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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

                  On March  10,  2000,  Intervest  Bancshares  Corporation  (the
"Company)  completed  its  acquisition  of  Intervest  Corporation  of New  York
("ICNY"). ICNY Acquisition Corporation, a wholly-owned subsidiary of the Company, merged into ICNY. The merger became effective as of March 10, 2000. Pursuant to the merger, the Company will issue 1,250,000 shares of its Class A Common Stock for all of the issued and outstanding shares of ICNY.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

(a)               Financial Statements of ICNY

                      The financial statements of Intervest Corporation of New York are incorporated by reference from Intervest Corporation of New York's Report on Form 10-K for the year ended December 31, 1998 and its Report on Form 10-Q for the quarter ended September 30, 1999, wherein such financial statements are included as items 8 and 1, respectively.

(b)               Pro Forma Financial Statements

                      The pro forma financial statements included at pages 29 through 33 of the registrant's definitive proxy statement for its special meeting of shareholders held on March 10, 2000, filed with the Commission on February 10, 2000, are incorporated herein by reference.

(c)               Exhibits

                      -    None

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       INTERVEST BANCSHARES CORPORATION

Date:    March 20, 2000                By: __________________________________
                                           Lowell S. Dansker, President